UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-02201

Insight Select Income Fund
(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor New York, NY 10166
(Address of principal executive offices) (Zip code)

Gautam Khanna 200 Park Avenue, 7th Floor New York, NY 10166
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)    Not applicable.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

For the one-year Period Ended 03/31/22

April 17, 2022

DEAR SHAREHOLDERS:

The 12-month period under review was characterized by a transition from an early-cycle rebound to a more moderate “mid-cycle” growth trajectory. The unemployment rate reached post-pandemic lows and inflation reached 40-year highs. Inflation, which was already running high, was exacerbated by ongoing supply chain disruptions and Russia’s full-scale invasion of Ukraine. The Federal Reserve (Fed) pivoted toward tighter monetary policy, setting up multiple rate hikes for the rest of calendar 2022.

The economy largely reopened, allowing many segments to fully recover, despite the spread of the Omicron Covid-19 variant toward the end of 2021, when risk assets ended the year with strong gains and potentially lofty valuations. Risk assets reversed course at the start of 2022 as inflation pressures prompted the Fed to turn increasingly hawkish while at the same time support for additional government spending waned. These themes were further compounded by Russia’s full-scale invasion of Ukraine. The West imposed heavy sanctions on Russia and select Russian institutions and individuals. This led to further spikes in energy and commodity prices, contributing to higher inflation, up to 7.9%, by the end of the period under review. With Ukraine and Russia being major producers of wheat and corn, those prices also experienced upward pressure, a major concern for investors.

Turning to markets, US Treasury yields started to normalize and rose sharply, most notably at the front end, with the 2-year yield rising from 0.16% to 2.3% reflective of the anticipated path of interest rate hikes by the Fed. This caused the yield curve to invert between 2-years and 10-years, with the latter rising only 0.60%. US investment grade credit delivered a -4.2% total return and a -0.9% excess return, reflecting both the rise in interest rates as well as wider credit spreads, mirroring the moves in other risk assets. High yield bonds fared better, with a -0.7% total return and a 2.9% positive excess return. Emerging market debt repriced more substantially given exposure to Russia and higher sensitivity for commodity and food prices.

Looking ahead, we observe that investors are focused on sustainability of global growth, trade dynamics and inflation. The major central banks are currently focused on inflation as it remains well above their comfort zone while their full employment objective has largely been met. Uncertainty may continue to translate into volatility in markets but may also offer attractive investment opportunities.

Our central case is for growth to remain above trend during most of 2022 but to slow to trend over the next 18 months. We expect unemployment to reach 3.5% by mid-year and finish 2022 at a multi decade low. As a result, wage pressures are likely to increase, and we believe that the Fed would be comfortable with a moderation in labor demand and as such we expect the Fed, which has begun its rate hiking cycle, to continue raising rates at each of the six remaining FOMC meetings in 2022. If inflation remains elevated, the Fed may not end its tightening cycle until the Fed Funds rate has reached 3% or more.

Economic headwinds, relating to rate hikes, inflation and geopolitical uncertainty will potentially be mitigated somewhat by the extraordinarily strong financial position of consumers and corporations, making a recession over the next 12 months highly unlikely in our view. Nonetheless, downside risks to growth have risen particularly into 2023 as the buffer of excess savings is increasingly spent down.

The Fund increased its allocation to high yield corporates at the beginning of the reporting period based upon improving fundamentals and what we considered to be attractive value relative to other available income generating investments. However, towards the end of the period the Fund began to moderate its high yield and emerging market exposure given the heightened volatility associated with the invasion of Ukraine and an increasingly hawkish Fed. While generally being exposed to the credit markets, we continue to adjust positioning to focus on the parts of the credit curve that we believe provide the best tradeoff between risk and reward, in a potentially volatile interest rate environment. Balance remains paramount as there are risks on both sides of any forecast. Our performance was a function of navigating a difficult rate environment while positioning the Fund to effectively target, what are in our opinion, durable and high quality sources of predictable income from the now higher level of prevailing interest rates. We continue to resist the temptation to sacrifice portfolio liquidity in the hunt for yield, and we want to own assets we see exhibiting good visibility into the credit worthiness of issuers, stability of balance sheets, and overall staying power.

As of March 31, 2022, the Fund had a net asset value (NAV) of $19.59 per share. This represents an 7.81% decrease from $21.25 per share on March 31, 2021. On March 31, 2022, the Fund’s closing price on the New York Stock Exchange was $17.87 per share, representing an 8.78% discount to NAV per share, compared with a 3.76% discount as of March 31, 2021. One of the primary objectives of the Fund is to maintain a high level of income. On March 16, 2022, the Board of Trustees declared a dividend payment of $0.18 per share payable on April 14, 2022 to shareholders of record on April 6, 2022. On an annualized basis, including the pending dividend, the annual dividend payment from ordinary income equates to a total of $0.78 per share, representing a 4.61% dividend yield based on the market price on April 25, 2022 of $16.92 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of March 31, 2022:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)1

1

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. To participate in the plan, please contact Computershare Investor Services, the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800. Please visit the Fund’s website at www.insightinvestment.com for further information regarding the Fund.

Gautam Khanna

President

Mr. Khanna’s comments reflect the investment adviser’s views generally regarding the market and the economy and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

Opinions expressed herein are current opinions of Insight and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

INVESTMENT RESULTS

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 3/31/22	1 Year to 3/31/22	3 Years to 3/31/22	5 Years to 3/31/22	10 Years to 3/31/22
Insight Select Income Fund	-6.92%	-2.80%	4.21%	4.28%	5.01%
Bloomberg U.S. Credit Index[2]	-7.21%	-4.16%	2.81%	3.18%	3.44%

1 – Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

2 – Source: Bloomberg as of March 31, 2022. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

Comparison of the Growth in Value of a $10,000 Investment in the Insight Select Income Fund and the Bloomberg U.S. Credit Index (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Bloomberg U.S. Credit Index is a widely recognized unmanaged index of US investment grade corporate bond and is representative of a broader bond market and range of securities than is found in the Fund’s portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

of Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Insight Select Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 13, 2022

SCHEDULE OF INVESTMENTS March 31, 2022

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (80.37%)

ADVERTISING (0.09%)
Lamar Media Corp., Co. Gty., 3.625%, 01/15/31(b)	Ba3/BB	$211	$193,725

AEROSPACE/DEFENSE (1.99%)
Boeing Co., Sr. Unsec. Notes, 4.875%, 05/01/25(b)	Baa2/BBB-	1,657	1,712,203
Boeing Co., Sr. Unsec. Notes, 5.805%, 05/01/50(b)	Baa2/BBB-	463	534,390
Northrop Grumman Corp., Sr. Unsec. Notes, 3.250%, 01/15/28(b)	Baa1/BBB+	620	621,091
Northrop Grumman Corp., Sr. Unsec. Notes, 7.750%, 06/01/29, 144A	Baa1/BBB+	500	617,398
Raytheon Technologies Corp., Sr. Unsec. Notes, 3.750%, 11/01/46(b)	Baa1/A-	700	688,738

			4,173,820

AGRICULTURE (0.40%)
Altria Group, Inc., Co. Gty., 4.800%, 02/14/29(b)	A3/BBB	97	101,697
Altria Group, Inc., Co. Gty., 5.950%, 02/14/49(b)	A3/BBB	329	356,002
BAT International Finance PLC, Co. Gty., 1.668%, 03/25/26(b)	Baa2/BBB+	425	390,467

			848,166

AIRLINES (3.59%)
Air Canada, Sr. Sec. Notes, 3.875%, 08/15/26, 144A(b)	Ba2/BB-	56	52,850
Air Canada, Pass Through Certs., Series 2020-2, Class A, 5.250%, 04/01/29, 144A	NA/A	243	251,099
American Airlines Group, Inc. Pass Through Certs., Series 2017-1, Class AA, 3.650%, 02/15/29	Baa1/NA	835	809,584
American Airlines Group, Inc. Pass Through Certs., Series 2017-2, Class AA, 3.350%, 10/15/29	Baa1/NA	1,286	1,234,444
American Airlines Group, Inc. Pass Through Certs., Series 2019-1, Class AA, 3.150%, 02/15/32	Baa1/A-	726	682,468
American Airlines, Inc., Sr. Sec. Notes, 5.500%, 04/20/26, 144A	Ba2/NA	354	356,690
American Airlines, Inc., Sr. Sec. Notes, 5.750%, 04/20/29, 144A	Ba2/NA	162	161,392
British Airlines PLC, Pass Through Certs., Series 2020-1, Class A, 4.250%, 11/15/32, 144A	NA/A+	112	112,429
Delta Air Lines, Inc., Sr. Sec. Notes, 4.500%, 10/20/25, 144A	Baa1/NA	120	120,794
Delta Air Lines, Inc., Sr. Sec. Notes, 4.750%, 10/20/28, 144A	Baa1/NA	209	210,914
JetBlue Airways Pass Through Certs., Sr. Sec. Notes, Series 2020-1, Class A, 4.000%, 11/15/32	A2/NA	1,004	1,004,174
United Airlines, Inc., Sr. Sec. Notes, 4.375%, 04/15/26, 144A(b)	Ba1/BB-	65	63,984
United Airlines, Inc., Sr. Sec. Notes, 4.625%, 04/15/29, 144A(b)	Ba1/BB-	318	302,402
United Airlines, Inc. Pass Through Certs., Series 2018-1, Class B, 4.600%, 03/01/26	Baa3/NA	613	560,213
United Airlines, Inc. Pass Through Certs., Series 2019-1, Class AA, 4.150%, 08/25/31	A2/NA	375	378,959
United Airlines, Inc. Pass Through Certs., Series 2019-2, Class AA, 2.700%, 05/01/32	A2/NA	1,023	937,111
United Airlines, Inc. Pass Through Certs., Series 2020-1, Class A, 5.875%, 10/15/27	A3/A	278	286,265

			7,525,772

AUTO MANUFACTURERS (2.65%)
Allison Transmission, Inc., Co. Gty., 3.750%, 01/30/31, 144A(b)	Ba2/NA	220	200,321
Ford Holdings LLC, Co. Gty., 9.300%, 03/01/30	Ba2/BB+	1,000	1,237,020
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 2.300%, 02/10/25(b)	Ba2/BB+	1,199	1,138,112
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.542%, 08/01/26(b)	Ba2/BB+	1,356	1,356,000
General Motors Co., Sr. Unsec. Notes, 6.800%, 10/01/27(b)	Baa3/BBB	405	457,815
General Motors Financial Co., Inc., Sr. Unsec. Notes, 3.600%, 06/21/30(b)	Baa3/BBB	1,027	982,464
Stellantis Finance US, Inc., Co. Gty., 2.691%, 09/15/31, 144A(b)	Baa3/BBB	221	194,014

			5,565,746

AUTO PARTS & EQUIPMENT (0.15%)
Goodyear Tire & Rubber Co., Co. Gty., 5.000%, 07/15/29, 144A(b)	B2/BB-	333	311,087

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)

BANKS (9.13%)
AIB Group PLC, Sr. Unsec. Notes, (3M LIBOR + 1.874%), 4.263%, 04/10/25, 144A(b),(c)	Baa1/BBB-	$582	$583,539
Citigroup, Inc., Jr. Sub. Notes, (H15T5Y + 3.597%), 4.000%, 12/10/25(b),(c),(d)	Ba1/BB+	635	611,187
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/BBB+	70	105,769
Citigroup, Inc., Sr. Unsec. Notes, (3M LIBOR + 1.563%), 3.887%, 01/10/28(b),(c)	A3/BBB+	1,100	1,113,950
Citigroup, Inc., Sub. Notes, 4.600%, 03/09/26	Baa2/BBB	988	1,025,690
Citigroup, Inc., Sub. Notes, 5.300%, 05/06/44	Baa2/BBB	926	1,054,672
Credit Agricole SA, Sub. Notes, (SW5+ 1.644%), 4.000%, 01/10/33, 144A(b),(c)	Baa1/BBB+	1,025	1,008,081
Credit Suisse Group AG, Sr. Unsec. Notes, (SOFRRATE + 1.56%), 2.593%, 09/11/25, 144A(b),(c)	Baa1/BBB+	1,242	1,200,849
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (3M LIBOR + 1.75%), 2.028%, 10/28/27(b),(e)	A2/BBB+	550	569,659
HSBC Capital Funding Dollar 1 LP, Co. Gty., (3M LIBOR + 4.98%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa3/BB+	2,180	3,335,400
HSBC Holdings PLC, Sr. Unsec. Notes, 4.950%, 03/31/30	A3/A-	499	532,999
ING Groep NV, Sr. Unsec. Notes, (SOFRRATE + 1.64%), 3.869%, 03/28/26(b),(c)	Baa1/A-	782	786,161
Morgan Stanley, Sub. Notes, 4.350%, 09/08/26	Baa1/BBB	1,500	1,550,904
PNC Financial Services Group, Inc., Jr. Sub. Notes, (3M LIBOR + 3.30%), 5.000%, 11/01/26(b),(c),(d)	Baa2/BBB-	757	757,000
Truist Financial Corp., Jr. Sub. Notes, (H15T5Y + 3.003%), 4.800%, 09/01/24(b),(c),(d)	Baa2/BBB-	1,136	1,116,120
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	2,000	2,029,859
Wells Fargo & Co., Jr. Sub. Notes, (H15T5Y + 3.453%), 3.900%, 03/15/26(b),(c),(d)	Baa2/BB+	1,162	1,111,511
Westpac Banking Corp., Sub. Notes, (H15T5Y + 1.75%), 2.668%, 11/15/35(b),(c)	Baa1/BBB+	753	657,675

			19,151,025

BEVERAGES (0.59%)
Anheuser-Busch Cos. LLC, Co. Gty., 4.700%, 02/01/36(b)	Baa1/BBB+	645	699,828
Anheuser-Busch Cos. LLC, Co. Gty., 4.900%, 02/01/46(b)	Baa1/BBB+	446	495,786
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.200%, 01/15/39	Baa1/BBB+	27	39,921

			1,235,535

BIOTECHNOLOGY (0.52%)
Royalty Pharma PLC, Co. Gty., 2.200%, 09/02/30(b)	Baa3/BBB-	930	813,204
Royalty Pharma PLC, Co. Gty., 2.150%, 09/02/31(b)	Baa3/BBB-	326	280,438

			1,093,642

BUILDING MATERIALS (1.38%)
Cemex SAB de CV, Sr. Sec. Notes, 7.375%, 06/05/27, 144A(b)	NA/BB	200	214,000
Cemex SAB de CV, Sr. Sec. Notes, 5.200%, 09/17/30, 144A(b)	NA/BB	907	902,465
Cemex SAB de CV, Sr. Sec. Notes, 3.875%, 07/11/31, 144A(b)	NA/BB	724	660,657
Masco Corp., Sr. Unsec. Notes, 1.500%, 02/15/28(b)	Baa2/BBB	647	570,446
Masonite International Corp., Co. Gty., 3.500%, 02/15/30, 144A(b)	Ba1/BB+	53	47,634
PGT Innovations, Inc., Co. Gty., 4.375%, 10/01/29, 144A(b)	B2/B+	119	111,229
SRM Escrow Issuer LLC, Sr. Sec. Notes, 6.000%, 11/01/28, 144A(b)	Ba3/B+	397	391,545

			2,897,976

CHEMICALS (3.07%)
Alpek SAB de CV, Co. Gty., 3.250%, 02/25/31, 144A(b)	Baa3/BBB-	418	380,902
Axalta Coating Systems LLC, Co. Gty., 4.750%, 06/15/27, 144A(b)	B1/BB-	150	144,307
Braskem Idesa SAPI, Sr. Sec. Notes, 7.450%, 11/15/29, 144A(b)	NA/B+	473	480,568
Braskem Idesa SAPI, Sr. Sec. Notes, 6.990%, 02/20/32, 144A(b)	NA/B+	528	517,472
Braskem Netherlands Finance BV, Co. Gty., 5.875%, 01/31/50, 144A	NA/BBB-	1,181	1,171,552
International Flavors & Fragrances, Inc., Sr. Unsec. Notes, 1.832%, 10/15/27, 144A(b)	Baa3/BBB	267	243,108

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)

CHEMICALS (Continued)
Orbia Advance Corp. SAB de CV, Co. Gty., 2.875%, 05/11/31, 144A(b)	Baa3/BBB-	$574	$507,984
Trinseo Materials Operating SCA, Co. Gty., 5.125%, 04/01/29, 144A(b)	B2/B	105	96,887
Union Carbide Corp., Sr. Unsec. Notes, 7.750%, 10/01/96(f)	Baa2/BBB	2,000	2,899,912

			6,442,692

COMMERCIAL SERVICES (2.08%)
Ashtead Capital, Inc., Co. Gty., 4.000%, 05/01/28, 144A(b)	Baa3/BBB-	555	547,916
Ashtead Capital, Inc., Co. Gty., 4.250%, 11/01/29, 144A(b)	Baa3/BBB-	200	199,041
Atento Luxco 1 SA, Sr. Sec. Notes, 8.000%, 02/10/26, 144A(b)	Ba3/NA	208	210,131
Avis Budget Car Rental LLC, Co. Gty., 5.375%, 03/01/29, 144A(b)	B2/BB-	298	292,040
ERAC USA Finance LLC, Co. Gty., 7.000%, 10/15/37, 144A	Baa1/A-	1,500	1,958,436
Prime Security Services Borrower LLC, Sr. Sec. Notes, 3.375%, 08/31/27, 144A(b)	Ba3/BB-	559	512,153
Triton Container International, Ltd., Sr. Sec. Notes, 3.150%, 06/15/31, 144A(b)	NA/BBB-	705	644,663

			4,364,380

COMPUTERS (0.65%)
Dell International LLC, Co. Gty., 3.450%, 12/15/51, 144A(b)	Baa3/BBB	529	430,510
Dell International LLC, Sr. Sec. Notes, 5.850%, 07/15/25(b)	Baa3/BBB	342	365,097
Dell International LLC, Sr. Sec. Notes, 8.350%, 07/15/46(b)	Baa3/BBB	209	305,307
Kyndryl Holdings, Inc., Sr. Unsec. Notes, 2.050%, 10/15/26, 144A(b)	Baa2/BBB-	153	136,782
Western Digital Corp., Sr. Unsec. Notes, 2.850%, 02/01/29(b)	Baa3/BB+	146	133,857

			1,371,553

DIVERSIFIED FINANCIAL SERVICES (1.14%)
AerCap Ireland Capital DAC, Sr. Unsec. Notes, 3.300%, 01/30/32(b)	Baa3/BBB	519	467,927
LSEGA Financing PLC, Co. Gty., 1.375%, 04/06/26, 144A(b)	A3/A	612	563,870
LSEGA Financing PLC, Co. Gty., 2.500%, 04/06/31, 144A(b)	A3/A	264	244,266
PennyMac Financial Services, Inc., Co. Gty., 5.750%, 09/15/31, 144A(b)	Ba3/BB-	522	465,232
Synchrony Financial, Sr. Unsec. Notes, 2.875%, 10/28/31(b)	NA/BBB-	747	662,106

			2,403,401

ELECTRIC (6.26%)
AES Andes SA, Jr. Sub. Notes, (H15T5Y + 4.917%), 6.350%, 10/07/79, 144A(b),(c)	Ba2/BB	878	867,034
AES Panama Generation Holdings Srl, Sr. Sec. Notes, 4.375%, 05/31/30, 144A(b)	Baa3/NA	549	522,923
American Electric Power Co., Inc., Jr. Sub. Notes, 2.031%, 03/15/24	Baa3/BBB+	347	341,236
Black Hills Corp., Sr. Unsec. Notes, 3.875%, 10/15/49(b)	Baa2/BBB+	1,175	1,108,515
CMS Energy Corp., Jr. Sub. Notes, (H15T5Y + 2.90%), 3.750%, 12/01/50(b),(c)	Baa3/BBB-	238	210,035
Consorcio Transmantaro SA, Sr. Unsec. Notes, 4.700%, 04/16/34, 144A	Baa3/NA	200	200,520
Edison International, Jr. Sub. Notes, (H15T5Y + 4.698%), 5.375%, 03/15/26(b),(c),(d)	Ba2/BB+	638	615,510
Edison International, Sr. Unsec. Notes, 3.550%, 11/15/24(b)	Baa3/BBB-	575	577,315
Evergy Metro, Inc., Sr. Sec. Notes, 4.200%, 06/15/47(b)	A2/A+	917	953,459
FirstEnergy Corp., Sr. Unsec. Notes, 5.350%, 07/15/47(b),(g)	Ba1/BB+	1,570	1,643,680
Hydro-Quebec, 8.250%, 04/15/26	Aa2/AA-	1,550	1,856,323
IPALCO Enterprises, Inc., Sr. Sec. Notes, 4.250%, 05/01/30(b)	Baa3/BBB-	462	462,767
Jersey Central Power & Light Co., Sr. Unsec. Notes, 2.750%, 03/01/32, 144A(b)	A3/BBB	323	300,821
Light Servicos de Eletricidade SA, Co. Gty., 4.375%, 06/18/26, 144A(b)	Ba3/NA	456	427,500
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	594,742
Pacific Gas and Electric Co., 2.100%, 08/01/27(b)	Baa3/BBB-	391	351,899
Pacific Gas and Electric Co., 3.500%, 08/01/50(b)	Baa3/BBB-	617	492,715
Puget Energy, Inc., Sr. Sec. Notes, 2.379%, 06/15/28(b)	Baa3/BBB-	247	226,241
Transelec SA, Sr. Unsec. Notes, 4.250%, 01/14/25, 144A(b)	Baa1/BBB	750	765,000
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	497,967
Vistra Corp., Jr. Sub. Notes, (H15T5Y + 5.74%), 7.000%, 12/15/26, 144A(b),(c),(d)	Ba3/B	122	118,798

			13,135,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)

ENGINEERING & CONSTRUCTION (0.19%)
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	$400	$398,088

ENTERTAINMENT (0.39%)
Lions Gate Capital Holdings LLC, Co. Gty., 5.500%, 04/15/29, 144A(b)	B3/CCC+	386	372,490
Magallanes, Inc., Co. Gty., 3.638%, 03/15/25, 144A	Baa3/BBB-	441	443,751

			816,241

FOOD (0.71%)
Bimbo Bakeries USA, Inc., Co. Gty., 4.000%, 05/17/51, 144A(b)	Baa2/BBB	363	339,409
JBS Finance Luxembourg Sarl, Co. Gty., 3.625%, 01/15/32, 144A(b)	Baa3/NA	211	193,065
JBS USA LUX SA, Co. Gty., 3.750%, 12/01/31, 144A(b)	Baa3/BB+	54	50,125
Kraft Heinz Foods Co., Co. Gty., 5.500%, 06/01/50(b)	Baa3/BBB-	346	395,917
Kroger Co., Sr. Unsec. Notes, 5.400%, 01/15/49(b)	Baa1/BBB	68	81,472
MARB BondCo PLC, Co. Gty., 3.950%, 01/29/31, 144A(b)	NA/BB+	478	423,364

			1,483,352

FOREST PRODUCTS & PAPER (0.43%)
Inversiones CMPC SA, Co. Gty., 3.850%, 01/13/30, 144A(b)	Baa3/BBB-	580	563,476
Suzano Austria GmbH, Co. Gty., 3.750%, 01/15/31(b)	NA/BBB-	351	330,466

			893,942

GAS (2.21%)
NiSource, Inc., Jr. Sub. Notes, (H15T5Y + 2.843%), 5.650%, 06/15/23(b),(c),(d)	NA/BBB-	696	682,080
Piedmont Natural Gas Co., Inc., Sr. Unsec. Notes, 3.500%, 06/01/29(b)	A3/BBB+	1,120	1,112,576
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/BBB+	992	1,166,874
Southern Co. Gas Capital Corp., Co. Gty., 3.950%, 10/01/46(b)	Baa1/BBB+	539	508,125
Southern Co. Gas Capital Corp., Co. Gty., 4.400%, 05/30/47(b)	Baa1/BBB+	1,164	1,170,306

			4,639,961

HEALTHCARE-PRODUCTS (0.14%)
STERIS Irish FinCo UnLtd Co., Co. Gty., 2.700%, 03/15/31(b)	Baa2/BBB-	329	301,156

HEALTHCARE-SERVICES (0.82%)
CommonSpirit Health, Sr. Sec. Notes, 2.782%, 10/01/30(b)	Baa1/A-	432	402,655
DaVita, Inc., Co. Gty., 3.750%, 02/15/31, 144A(b)	Ba3/B+	1,134	993,667
HCA, Inc., Sr. Sec. Notes, 3.125%, 03/15/27, 144A(b)	Baa3/BBB-	119	116,447
Tenet Healthcare Corp., Sr. Sec. Notes, 4.875%, 01/01/26, 144A(b)	B1/BB-	201	203,428

			1,716,197

INSURANCE (9.97%)
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.165%), 3.200%, 10/30/27, 144A(b),(c),(d)	Baa1/A	200	173,500
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.973%), 3.500%, 11/17/25, 144A(b),(c),(d)	Baa1/A	400	379,000
Allstate Corp., Jr. Sub. Notes, (3M LIBOR + 2.12%), 6.500%, 05/15/57(b),(c)	Baa1/BBB	2,200	2,648,646
American International Group, Inc., Jr. Sub. Notes, (3M LIBOR + 4.195%), 8.175%, 05/15/58(b),(c),(f)	Baa3/BBB-	2,500	3,393,750
Farmers Exchange Capital, Sub. Notes, 7.200%, 07/15/48, 144A(f)	Baa2/BBB+	2,250	2,967,721
Guardian Life Insurance Co. of America, Sub. Notes, 4.850%, 01/24/77, 144A	A1/AA-	148	168,740
Jackson National Life Global Funding, 1.750%, 01/12/25, 144A	A2/A	656	628,851
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	236,340
Liberty Mutual Group, Inc., Co. Gty., (3M LIBOR + 7.12%), 10.750%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,450,000
Massachusetts Mutual Life Insurance Co., Sub. Notes, 3.729%, 10/15/70, 144A	A2/AA-	243	217,325
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.900%, 04/01/77, 144A	A2/AA-	980	1,071,462
MetLife, Inc., Jr. Sub. Notes, 6.400%, 12/15/36(b)	Baa2/BBB	637	685,922
MetLife, Inc., Jr. Sub. Notes, 10.750%, 08/01/39(b)	Baa2/BBB	1,000	1,453,940

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)

INSURANCE (Continued)
MetLife, Inc., Jr. Sub. Notes, 9.250%, 04/08/38, 144A(b)	Baa2/BBB	$1,059	$1,374,052
Nationwide Mutual Insurance Co., Sub. Notes, 8.250%, 12/01/31, 144A	A3/A-	500	643,010
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	327,364
New York Life Insurance Co., Sub. Notes, 6.750%, 11/15/39, 144A	Aa2/AA-	103	136,515
Principal Financial Group, Inc., Co. Gty., (3M LIBOR + 3.044%), 3.550%, 05/15/55(b),(e)	Baa2/BBB	1,135	1,100,950
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR + 2.665%), 5.700%, 09/15/48(b),(c)	Baa1/BBB+	1,241	1,266,043
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR + 3.920%), 5.625%, 06/15/43(b),(c)	Baa1/BBB+	600	603,750

			20,926,881

INTERNET (0.22%)
Prosus NV, Sr. Unsec. Notes, 4.987%, 01/19/52, 144A(b)	Baa3/BBB	540	458,896

MEDIA (8.80%)
AMC Networks, Inc., Co. Gty., 4.250%, 02/15/29(b)	Ba3/BB	1,198	1,117,968
CCO Holdings LLC, Sr. Unsec. Notes, 4.500%, 05/01/32(b)	B1/BB-	1,017	931,775
CCO Holdings LLC, Sr. Unsec. Notes, 4.250%, 02/01/31, 144A(b)	B1/BB-	75	68,063
Charter Communications Operating LLC, Sr. Sec. Notes, 5.750%, 04/01/48(b)	Ba1/BBB-	774	822,503
Comcast Corp., Co. Gty., 7.050%, 03/15/33(f)	A3/A-	2,000	2,610,246
Cox Communications, Inc., Sr. Unsec. Notes, 6.800%, 08/01/28	Baa2/BBB	1,500	1,712,620
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A.	Baa2/BBB	500	587,110
CSC Holdings LLC, Co. Gty., 6.500%, 02/01/29, 144A(b)	Ba3/BB	954	964,978
CSC Holdings LLC, Sr. Unsec. Notes, 4.625%, 12/01/30, 144A(b)	B3/B+	1,336	1,117,283
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa2/BBB+	159	190,427
Grupo Televisa SAB, Sr. Unsec. Notes, 5.000%, 05/13/45(b)	Baa2/BBB+	557	576,995
Paramount Global, Sr. Unsec. Notes, 4.200%, 05/19/32(b)	Baa2/BBB	641	642,005
Paramount Global, Sr. Unsec. Notes, 6.875%, 04/30/36	Baa2/BBB	179	218,949
Radiate Holdco LLC, Sr. Sec. Notes, 4.500%, 09/15/26, 144A(b)	B1/B	124	119,422
RELX, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,019,464
Scripps Escrow II, Inc., Sr. Sec. Notes, 3.875%, 01/15/29, 144A(b)	Ba3/BB	42	39,060
Time Warner Entertainment Co. LP, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,775,789
Virgin Media Finance PLC, Co. Gty., 5.000%, 07/15/30, 144A(b)	B2/B	200	188,899
VTR Finance NV, Sr. Unsec. Notes, 6.375%, 07/15/28, 144A(b)	B1/B	443	429,161
Walt Disney Co., Co. Gty., 7.900%, 12/01/95	A2/BBB+	1,400	2,335,006

			18,467,723

MINING (0.44%)
AngloGold Ashanti Holdings PLC, Co. Gty., 3.750%, 10/01/30(b)	Baa3/BB+	339	317,135
Newcrest Finance Pty, Ltd., Co. Gty., 3.250%, 05/13/30, 144A(b)	Baa2/BBB	319	305,102
Yamana Gold, Inc., Co. Gty., 2.630%, 08/15/31(b)	Baa3/BB+	331	296,533

			918,770

MISCELLANEOUS MANUFACTURING (0.21%)
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	Baa1/BBB+	318	341,474
Hillenbrand, Inc., Co. Gty., 3.750%, 03/01/31(b)	Ba1/BB+	111	101,565

			443,039

OIL & GAS (3.02%)
Exxon Mobil Corp., Sr. Unsec. Notes, 4.227%, 03/19/40(b)	Aa2/AA-	1,402	1,515,977
Lundin Energy Finance BV, Co. Gty., 3.100%, 07/15/31, 144A(b)	Baa3/BBB-	426	394,568
Parkland Corp., Co. Gty., 4.500%, 10/01/29, 144A(b)	Ba3/BB	667	618,406
Petroleos Mexicanos, Co. Gty., 5.950%, 01/28/31(b)	Ba3/BBB	552	509,502
Petroleos Mexicanos, Co. Gty., 6.950%, 01/28/60(b)	Ba3/BBB	195	159,549
SA Global Sukuk, Ltd., Sr. Unsec. Notes, 1.602%, 06/17/26, 144A(b)	A1/NA	435	408,796
SA Global Sukuk, Ltd., Sr. Unsec. Notes, 2.694%, 06/17/31, 144A(b)	A1/NA	462	437,127

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)

OIL & GAS (Continued)
Saudi Arabian Oil Co., Sr. Unsec. Notes, 2.250%, 11/24/30, 144A(b)	A1/NA	$853	$781,892
Valero Energy Corp., Sr. Unsec. Notes, 8.750%, 06/15/30	Baa2/BBB	1,000	1,315,599
Valero Energy Corp., Sr. Unsec. Notes, 4.000%, 06/01/52(b)	Baa2/BBB	215	201,946

			6,343,362

OIL & GAS SERVICES (0.15%)
Baker Hughes Holdings LLC, Sr. Unsec. Notes, 2.061%, 12/15/26(b)	A3/A-	326	310,996

PACKAGING & CONTAINERS (0.39%)
Ardagh Metal Packaging Finance USA LLC, Sr. Unsec. Notes, 4.000%, 09/01/29, 144A(b)	B3/B+	200	180,540
LABL, Inc., Sr. Sec. Notes, 5.875%, 11/01/28, 144A(b)	B2/B-	173	162,188
Sealed Air Corp., Sr. Sec. Notes, 1.573%, 10/15/26, 144A(b)	Baa2/BBB-	524	478,030

			820,758

PHARMACEUTICALS (1.38%)
AbbVie, Inc., Sr. Unsec. Notes, 4.050%, 11/21/39(b)	Baa2/BBB+	615	630,571
Astrazeneca Finance LLC, Co. Gty., 1.750%, 05/28/28(b)	A3/A-	475	438,502
Bausch Health Cos., Inc., Co. Gty., 5.000%, 02/15/29, 144A(b)	B3/B	24	18,860
Bausch Health Cos., Inc., Co. Gty., 6.250%, 02/15/29, 144A(b)	B3/B	73	59,860
Bausch Health Cos., Inc., Co. Gty., 5.250%, 01/30/30, 144A(b)	B3/B	87	68,342
Bausch Health Cos., Inc., Co. Gty., 5.250%, 02/15/31, 144A(b)	B3/B	355	277,788
Bausch Health Cos., Inc., Sr. Sec. Notes, 4.875%, 06/01/28, 144A(b)	Ba2/BB	80	76,600
Organon & Co., Sr. Sec. Notes, 4.125%, 04/30/28, 144A(b)	Ba2/BB	200	190,929
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 5.000%, 11/26/28(b)	Baa2/BBB+	500	543,162
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 3.175%, 07/09/50(b)	Baa2/BBB+	684	598,011

			2,902,625

PIPELINES (6.82%)
Cheniere Energy Partners LP, Co. Gty., 3.250%, 01/31/32, 144A(b)	Ba2/BB+	91	82,810
DT Midstream, Inc., Sr. Sec. Notes, 4.300%, 04/15/32, 144A(b)	Baa2/BBB-	432	433,486
EIG Pearl Holdings Sarl, Sr. Sec. Notes, 4.387%, 11/30/46, 144A	A1/NA	700	654,500
Enbridge, Inc., Sub. Notes, (3M LIBOR + 3.89%), 6.000%, 01/15/77(b),(c)	Baa3/BBB-	750	768,818
Energy Transfer LP, Sr. Unsec. Notes, 3.750%, 05/15/30(b)	Baa3/BBB-	398	391,585
Enterprise Products Operating LLC, Co. Gty., (3M LIBOR + 2.57%), 5.375%, 02/15/78(b),(c)	Baa2/BBB-	342	317,795
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.190%, 11/01/24, 144A	Baa2/BBB+	30	30,761
Global Partners LP, Co. Gty., 7.000%, 08/01/27(b)	B2/B+	1,076	1,076,000
Howard Midstream Energy Partners LLC, Sr. Unsec. Notes, 6.750%, 01/15/27, 144A(b)	B3/B	110	107,800
Kinder Morgan, Inc., Co. Gty., 8.050%, 10/15/30	Baa2/BBB	1,000	1,246,224
Kinder Morgan, Inc., Co. Gty., 5.550%, 06/01/45(b)	Baa2/BBB	1,755	1,963,892
MPLX LP, Sr. Unsec. Notes, 4.250%, 12/01/27(b)	Baa2/BBB	901	931,008
MPLX LP, Sr. Unsec. Notes, 5.500%, 02/15/49(b)	Baa2/BBB	694	768,266
MPLX LP, Sr. Unsec. Notes, 4.900%, 04/15/58(b)	Baa2/BBB	561	564,335
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	1,104,620
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.000%, 07/15/29	Baa3/BBB-	1,000	1,143,593
Targa Resources Partners LP, Co. Gty., 5.500%, 03/01/30(b)	Baa3/BBB-	1,177	1,227,034
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec. Notes, 3.950%, 05/15/50(b)	Baa1/BBB	384	373,324
Williams Cos., Inc., Sr. Unsec. Notes, 7.500%, 01/15/31	Baa2/BBB	911	1,132,083

			14,317,934

REITS (2.27%)
EPR Properties, Sr. Unsec. Notes, 3.600%, 11/15/31(b)	Baa3/BBB-	533	483,288
Extra Space Storage LP, Co. Gty., 3.900%, 04/01/29(b)	Baa2/BBB	371	372,049
Extra Space Storage LP, Co. Gty., 2.350%, 03/15/32(b)	Baa2/BBB	267	234,359

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)

REITS (Continued)
GLP Capital LP, Co. Gty., 3.250%, 01/15/32(b)	Ba1/BBB-	$154	$139,724
Iron Mountain, Inc., Co. Gty., 5.000%, 07/15/28, 144A(b)	Ba3/BB-	59	57,517
Iron Mountain, Inc., Co. Gty., 5.250%, 07/15/30, 144A(b)	Ba3/BB-	1,078	1,056,440
SBA Tower Trust, 2.593%, 10/15/31, 144A(b)	A2/NA	454	413,521
Scentre Group Trust 2, Co. Gty., (H15T5Y + 4.379%), 4.750%, 09/24/80, 144A(b),(c)	Baa1/BBB+	2,007	1,969,369
WEA Finance LLC, Co. Gty., 4.625%, 09/20/48, 144A(b)	Baa2/BBB+	36	33,532

			4,759,799

RETAIL (1.32%)
Asbury Automotive Group, Inc., Co. Gty., 4.625%, 11/15/29, 144A(b)	B1/BB	163	152,480
Lowe’s Cos., Inc., Sr. Unsec. Notes, 2.800%, 09/15/41(b)	Baa1/BBB+	215	184,340
Macy’s Retail Holdings LLC, Co. Gty., 5.875%, 03/15/30, 144A(b)	Ba2/BB	429	424,480
Murphy Oil USA, Inc., Co. Gty., 3.750%, 02/15/31, 144A(b)	Ba2/BB+	119	108,588
Starbucks Corp., Sr. Unsec. Notes, 4.450%, 08/15/49(b)	Baa1/BBB+	1,781	1,902,449

			2,772,337

SEMICONDUCTORS (1.34%)
Broadcom, Inc., Co. Gty., 3.750%, 02/15/51, 144A(b)	Baa3/BBB-	166	148,562
Broadcom, Inc., Sr. Unsec. Notes, 3.469%, 04/15/34, 144A(b)	Baa3/BBB-	1,655	1,532,981
Broadcom, Inc., Sr. Unsec. Notes, 3.187%, 11/15/36, 144A(b)	Baa3/BBB-	1,109	972,667
Micron Technology, Inc., Sr. Unsec. Notes, 2.703%, 04/15/32(b)	Baa3/BBB-	164	148,471

			2,802,681

SOFTWARE (1.56%)
Oracle Corp., Sr. Unsec. Notes, 2.300%, 03/25/28(b)	Baa2/BBB+	1,130	1,033,968
Oracle Corp., Sr. Unsec. Notes, 3.650%, 03/25/41(b)	Baa2/BBB+	1,745	1,536,161
VMware, Inc., Sr. Unsec. Notes, 2.200%, 08/15/31(b)	Baa3/BBB-	788	693,886

			3,264,015

TELECOMMUNICATIONS (3.30%)
AT&T, Inc., Sr. Unsec. Notes, 4.500%, 05/15/35(b)	Baa2/BBB	515	544,906
AT&T, Inc., Sr. Unsec. Notes, 4.750%, 05/15/46(b)	Baa2/BBB	425	461,368
AT&T, Inc., Sr. Unsec. Notes, 3.550%, 09/15/55(b)	Baa2/BBB	2,195	1,934,757
Deutsche Telekom International Finance BV, Co. Gty., 8.750%, 06/15/30(g)	Baa1/BBB	2,000	2,683,802
Frontier Communications Holdings LLC, Sr. Sec. Notes, 5.000%, 05/01/28, 144A(b)	B3/B+	255	244,800
Verizon Communications, Inc., Sr. Unsec. Notes, 2.550%, 03/21/31(b)	Baa1/BBB+	457	424,075
Verizon Communications, Inc., Sr. Unsec. Notes, 3.550%, 03/22/51(b)	Baa1/BBB+	674	634,753

			6,928,461

TRANSPORTATION (0.60%)
BNSF Funding Trust I, Co. Gty., (3M LIBOR + 2.35%), 6.613%, 12/15/55(b),(c)	Baa2/A	250	265,000
Simpar Europe SA, Co. Gty., 5.200%, 01/26/31, 144A(b)	NA/BB-	544	487,424
Union Pacific Corp., Sr. Unsec. Notes, 3.839%, 03/20/60(b)	Baa1/A-	503	504,425

			1,256,849

TOTAL CORPORATE DEBT SECURITIES (Cost of $163,220,220)			168,657,583

ASSET-BACKED SECURITIES (10.45%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 08/15/46, 144A(b)	NA/A-	904	833,600
Antares CLO, Ltd., Series 2017-1A, Class CR, (3M LIBOR + 2.70%), 2.954%, 04/20/33, 144A(b),(e)	NA/A	1,092	1,076,942
Apidos CLO XXXIX, Series 2022-39A, Class A1, (TSFR3M + 1.3%), 2.039%, 04/21/35, 144A(b),(e)	Aaa/NA	950	948,975

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
ASSET-BACKED SECURITIES (Continued)
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 07/15/46, 144A(b)	Baa1/NA	$357	$296,228
CF Hippolyta LLC, Series 2020-1, Class A1, 1.690%, 07/15/60, 144A(b)	NA/AA-	626	592,016
DataBank Issuer, Series 2021-2A, Class A2, 2.400%, 10/25/51, 144A(b)	NA/NA	583	548,723
DB Master Finance LLC, Series 2021-1A, Class A2I, 2.045%, 11/20/51, 144A(b)	NA/BBB	606	554,524
Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 04/25/51, 144A(b)	NA/BBB+	548	509,193
DRB Prime Student Loan Trust, Series 2017-A, Class A2B, 2.850%, 05/27/42, 144A(b)	WR/NA	154	154,737
Eaton Vance CLO, Ltd., Series 2020-1A, Class AR, (3M LIBOR + 1.17%), 1.411%, 10/15/34, 144A(b),(e)	NA/AAA	1,500	1,485,346
Flexential Issuer, Series 2021-1A, Class A2, 3.250%, 11/27/51, 144A(b)	NA/NA	555	526,107
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, (3M LIBOR + 1.55%), 1.672%, 10/15/33, 144A(b),(e)	NA/AAA	600	593,513
Golub Capital Partners CLO 36m, Ltd., Series 2018-36A, Class C, (3M LIBOR + 2.10%), 2.415%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,204,588
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.250%, 02/28/51, 144A(b)	NA/A	193	177,598
IVY Hill Middle Market Credit Fund XII, Ltd., Series -12A, Class BR, (3M LIBOR + 2.90%), 3.154%, 07/20/33, 144A(b),(e)	NA/A-	866	853,151
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A, (1M LIBOR + 1.13%), 1.527%, 05/15/28, 144A(b),(e)	Aaa/NA	97	96,332
MCF CLO IX, Ltd., Series 2019-1A, Class A1R, (TSFR3M + 1.5%), 1.692%, 07/17/31, 144A(b),(e)	NA/AAA	556	552,669
MF1, Ltd., Series 2021-FL7, Class AS, (1M LIBOR + 1.45%), 1.881%, 10/16/36, 144A(b),(e)	NR/NA	923	912,135
MF1, Ltd., Series 2022-FL8, Class C, (SOFRRATE 30 Day Average + 2.2%), 2.250%, 02/19/37, 144A(b),(e)	NR/NA	448	441,367
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 05/15/69, 144A(b)	NA/AAA	130	124,382
Neuberger Berman Loan Advisers CLO 47, Ltd., Series 2022-47A, Class A, (TSFR3M + 1.3%), 1.548%, 04/14/35, 144A(b),(e)	Aaa/NA	937	932,964
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/61, 144A(b)	NA/AA-	1,063	992,497
PMT Issuer Trust, Series 2021-FT1, Class A, (1M LIBOR + 3.00%), 3.457%, 03/25/26, 144A(b),(e)	NA/NA	566	555,895
Purewest Funding LLC, Series 2021-1, Class A1, 4.091%, 12/22/36, 144A(b)	NA/NA	290	280,509
Slam, Ltd., Series 2021-1A, Class A, 2.434%, 06/15/46, 144A(b)	A1/NA	1,282	1,175,114
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (1M LIBOR + 0.75%), 1.147%, 10/15/35, 144A(b),(e)	Aaa/AAA	402	400,892
Sofi Professional Loan Program LLC, Series 2017-C, Class B, 3.560%, 07/25/40, 144A(b),(e)	NA/AA+	1,099	1,089,259
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A, 1.680%, 02/20/46, 144A(b)	NA/A	941	852,265
TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 02/20/46, 144A(b)	NA/A	501	450,501
United States Small Business Administration, Series 2010-20F, Class 1, 3.880%, 06/01/30	Aaa/AA+	54	54,857
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 09/15/43, 144A(b),(h)	NA/NA	1,158	1,071,138
Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 05/15/46, 144A(b)	NA/NA	659	589,841

TOTAL ASSET-BACKED SECURITIES (Cost of $22,849,546)			21,927,858

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.90%)
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.628%, 03/25/49, 144A(b),(e)	NA/NA	25	24,621
BXHPP Trust, Series 2021-FILM, Class C, (1M LIBOR + 1.10%), 1.497%, 08/15/36, 144A(b),(e)	NA/NA	167	160,309
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, (1M LIBOR + 1.10%), 1.497%, 07/15/30, 144A(e)	NA/AAA	17	17,346

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.207%, 12/10/49(b),(e)	NR/NA	$367	$342,877
New Residential Mortgage Loan Trust, Series 2022-NQM1, Class A1, 2.277%, 01/25/26, 144A(b),(e)	NA/NA	1,062	1,032,655
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, 10/25/58, 144A(b),(e)	NA/NA	322	313,867

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $1,949,149)			1,891,675

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.12%)
FHLMC Pool #A15675, 6.000%, 11/01/33	Aaa/AA+	45	50,449
FHLMC Pool #G00182, 9.000%, 09/01/22(i)	Aaa/AA+	0	0
FNMA Pool #754791, 6.500%, 12/01/33	Aaa/AA+	122	131,459
FNMA Pool #763852, 5.500%, 02/01/34	Aaa/AA+	56	60,508
GNSF Pool #417239, 7.000%, 02/15/26	Aaa/AA+	2	1,923
GNSF Pool #780374, 7.500%, 12/15/23(i)	Aaa/AA+	0	300

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $213,908)			244,639

MUNICIPAL BONDS (1.14%)
San Francisco City & County Public Utilities Commission Water Revenue, Build America Bonds, 6.000%, 11/01/40	Aa2/AA-	145	176,330
State of California, Build America Bonds, GO, 7.625%, 03/01/40	NA/AA-	1,500	2,208,023

TOTAL MUNICIPAL BONDS (Cost of $1,676,907)			2,384,353

U.S. TREASURY OBLIGATIONS (2.82%)
United States Treasury Bonds, 1.875%, 02/15/41	Aaa/AA+	475	423,529
United States Treasury Bonds, 3.125%, 08/15/44	Aaa/AA+	291	315,543
United States Treasury Bonds, 1.250%, 05/15/50	Aaa/AA+	2,303	1,720,983
United States Treasury Bonds, 1.875%, 11/15/51	Aaa/AA+	230	201,609
United States Treasury Inflation Indexed Notes, 0.375%, 07/15/27	Aaa/AA+	483	515,007
United States Treasury Notes, 1.750%, 07/31/24	Aaa/AA+	268	263,913
United States Treasury Notes, 0.500%, 04/30/27	Aaa/AA+	133	120,786
United States Treasury Notes, 1.625%, 08/15/29	Aaa/AA+	33	31,327
United States Treasury Notes, 1.375%, 11/15/31	Aaa/AA+	2,541	2,332,558

TOTAL U.S. TREASURY OBLIGATIONS (Cost of $5,936,910)			5,925,255

GOVERNMENT BONDS (0.91%)
Colombia Government International Bond, Sr. Unsec. Notes, 3.250%, 04/22/32(b)	Baa2/BB+	200	167,080
Egypt Government International Bond, Sr. Unsec. Notes, 7.625%, 05/29/32, 144A	B2/B	261	236,138
Korea National Oil Corp., Sr. Unsec. Notes, 1.750%, 04/18/25, 144A	Aa2/AA	208	199,185
Mexico Government International Bond, Sr. Unsec. Notes, 5.000%, 04/27/51(b)	Baa1/BBB	711	720,300
Oman Government International Bond, Sr. Unsec. Notes, 7.000%, 01/25/51, 144A	Ba3/NA	350	357,879
Ukraine Government International Bond, Sr. Unsec. Notes, 7.253%, 03/15/33, 144A	NA/B-	551	228,527

TOTAL GOVERNMENT BONDS (Cost of $2,241,367)			1,909,109

		Shares
PREFERRED STOCKS (0.96%)
CoBank ACB, Series F, (3M LIBOR + 4.557%), 6.250%(b),(c),(d)	NA/BBB+	20,000	2,022,600

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
SHORT-TERM INVESTMENTS (2.98%)

U.S. TREASURY OBLIGATIONS (2.98%)
United States Treasury Floating Rate Notes, (3 mo. U.S. Treasury Money Market Yield + 0.055%), 0.145%, 10/31/22(e)	Aaa/AA+	$2,000	$2,001,878
United States Treasury Bill, 0.000%, 04/28/22(j)	Aaa/AA+	4,255	4,254,569

TOTAL U.S. TREASURY OBLIGATIONS (Cost of $6,256,677)			6,256,447

TOTAL INVESTMENTS (100.65%) (Cost of $206,429,684)			211,219,519

OTHER LIABILITIES AND ASSETS ((0.65)%)			(1,370,048)

NET ASSETS (100.00%)			$209,849,471

At March 31, 2022, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	06/22	119	$18,345,267	$17,857,438	$(487,829)
U.S. Treasury 2-Year Notes	06/22	3	643,638	635,766	(7,872)
U.S. Treasury Ultra Bonds	06/22	39	7,183,798	6,907,875	(275,923)

					(771,624)

Short Futures Outstanding
U.S. Treasury 10-Year Notes	06/22	60	(7,364,219)	(7,372,500)	(8,281)
U.S. Treasury 5-Year Notes	06/22	61	(7,170,290)	(6,995,938)	174,352
U.S. Treasury Ultra 10-Year Notes	06/22	152	(21,247,717)	(20,591,250)	656,467

					822,538

Net unrealized appreciation on open futures contracts					$50,914

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2022 and may have changed subsequently.
(b)	This security is callable.
(c)

Fixed to floating rate security. Fixed rate indicated is rate effective at March 31, 2022. Security will convert at a future date to a floating rate of reference rate and spread in the description above.

(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at March 31, 2022.
(f)	Security position is either entirely or partially held in a segregated account as collateral for line of credit. Refer to Note 6.
(g)	Multi-Step Coupon. Rate disclosed is as of March 31, 2022.
(h)	Denotes a step-up bond. The rate indicated is the current coupon as of March 31, 2022.
(i)	Principal amount less than $1,000.
(j)	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.
144A

Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2022, these securities amounted to $81,622,112 or 38.90% of net assets.

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNSF - Government National Mortgage Association (Single Family)

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

GO - Government Obligation

H15T5Y - US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. - Junior

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Sec. - Secured

SOFRRATE - Secured Overnight Financing Rate

Sr. - Senior

Sub. - Subordinated

SW5 - 5-year USD Swap Semiannual 30/360

TSFR3M - 3 Month Term Secured Overnight Financing Rate

Unsec. - Unsecured

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2022.

Assets:	Total Market Value at 03/31/22	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
LONG-TERM INVESTMENTS
CORPORATE DEBT SECURITIES	$168,657,583	$—	$168,657,583	$—
U.S. TREASURY OBLIGATIONS	5,925,255	—	5,925,255	—
MUNICIPAL BONDS	2,384,353	—	2,384,353	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	1,891,675	—	1,891,675	—
ASSET-BACKED SECURITIES	21,927,858	—	21,927,858	—
GOVERNMENT BONDS	1,909,109	—	1,909,109	—
PREFERRED STOCKS	2,022,600	2,022,600	—	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	244,639	—	244,639	—
SHORT-TERM INVESTMENTS
U.S. TREASURY OBLIGATIONS	6,256,447	—	6,256,447	—
DERIVATIVES
SHORT FUTURES	830,819	830,819	—	—
TOTAL ASSETS	$212,050,338	$2,853,419	$209,196,919	$—

Liabilities:
FUTURES CONTRACTS	$779,905	$779,905	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022

Assets:
Investment in securities, at value (amortized cost $206,429,684) (Note 1)	$211,219,519
Cash	5,861,918
Interest receivable	2,229,527
Receivables for investments sold	1,110,864
Receivable from broker—variation margin on open futures contracts	830,819
Dividend receivable	31,250
Deposits with brokers for open futures contracts	411,156
Prepaid expenses	614

TOTAL ASSETS	221,695,667

Liabilities:
Securities purchased	5,835,776
Line of credit payable (Note 6)	5,000,000
Payable to broker—variation margin on open futures contracts	779,905
Management fees payable	80,589
Legal fees payable	43,954
Printing fees payable	32,749
Audit fees payable	29,500
Administration and accounting fees payable	15,647
Custodian fees payable	7,036
Transfer agency fees payable	3,012
Line of credit interest payable (Note 6)	2,383
Accrued expenses payable	15,645

TOTAL LIABILITIES	11,846,196

Net assets: (equivalent to $19.59 per share based on 10,713,411 shares of capital stock outstanding)	$209,849,471

NET ASSETS consisted of:
Par value	$107,134
Capital paid-in	206,647,413
Distributable earnings	3,094,924

$209,849,471

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2022

Investment Income:
Interest		$9,342,499
Dividends		125,000

Total Investment Income		9,467,499

Expenses:
Investment advisory fees (Note 4)	$1,013,088
Legal fees and expenses	205,866
Administration fees	192,379
Trustees’ fees (Note 4)	141,500
Reports to shareholders	71,132
NYSE fee	54,145
Insurance	40,456
Custodian fees	39,402
Transfer agent fees	33,041
Audit fees	29,500
ICI fee	18,043
Interest expense	2,383
Miscellaneous	90,113

Total Expenses		1,931,048

Net Investment Income.		7,536,451

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities		1,146,588
Futures contracts		855,976

Net Realized Gain		2,002,564

Change in net unrealized appreciation (depreciation) of:
Investment securities		(15,060,798)
Futures contracts		(137,424)

Change in Net Unrealized Depreciation		(15,198,222)
Net loss on investments and futures contracts		(13,195,658)

Net decrease in net assets resulting from operations		$(5,659,207)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2022	Year ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$7,536,451	$8,221,362
Net realized gain	2,002,564	5,390,458
Change in unrealized appreciation (depreciation)	(15,198,222)	17,232,137

Net increase (decrease) in net assets resulting from operations	(5,659,207)	30,843,957

Distributions:
From distributed earnings	(12,199,801)	(13,838,436)

Fund Share Transactions:
Increase from shares issued under the dividend and distribution reinvestment plan (Note 5)	71,360	—

Increase (decrease) in net assets	(17,787,648)	17,005,521
Net Assets:
Beginning of year	227,637,119	210,631,598

End of year	$209,849,471	$227,637,119

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Year ended March 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance
Net asset value, beginning of year	$21.25	$19.67	$20.57	$20.55	$20.75

Net investment income	0.70	0.77	0.79	0.85	0.87
Net gain (loss) on investments and futures contracts	(1.22)	2.10	(0.50)	(0.03)	(0.03)

Total from investment operations	(0.52)	2.87	0.29	0.82	0.84

Less distributions:
Dividends from net investment income	(0.80)	(0.80)	(0.97)	(0.67)	(0.80)
Distributions from net realized gains	(0.34)	(0.49)	(0.22)	(0.13)	(0.24)

Total distributions	(1.14)	(1.29)	(1.19)	(0.80)	(1.04)

Net asset value, end of year	$19.59	$21.25	$19.67	$20.57	$20.55

Per share market price, end of year	$17.87	$20.45	$19.74	$19.22	$19.37

Total Investment Return(1)
Based on net asset value	(2.80)%	14.71%	1.51%	4.52%	4.26%
Based on market value	(7.87)%	10.00%	9.03%	3.60%	6.43%
Ratios/Supplemental Data
Net assets, end of year (000s)	$209,849	$227,637	$210,632	$220,355	$220,141
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.85%	0.81%	0.76%	0.80%	0.75%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.85%	0.79%	0.76%	0.77%	0.74%
Ratio of net investment income to average net assets	3.31%	3.56%	3.76%	4.24%	4.15%
Portfolio turnover rate	51.47%	88.81%	59.99%	63.00%	55.62%
Number of shares outstanding at the end of the year (in 000’s)	10,713	10,710	10,710	10,710	10,710

(1)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.

Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (‘‘Board’’) and unaffiliated with Insight North America LLC (‘‘INA’’ or the ‘‘Adviser’’) – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when-issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At March 31, 2022, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of March 31, 2022, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when- issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value (‘‘NAV’’). At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts – The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

NOTES TO FINANCIAL STATEMENTS — continued

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of March 31, 2022:

Fair Value of Derivative Instruments as of March 31, 2022:

Derivatives not accounted for as hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$830,819	$(779,905)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2022:

The Effect of Derivative Investments on the Statement of Operations for the year ended March 31, 2022:

Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Net Unrealized Appreciation (Depreciation) on Derivatives
Futures — Interest Rate Contracts	$855,976	$(137,424)

The average notional value of long and short futures contracts held by the Fund throughout the period was $25,173,913 and $46,051,894, respectively. This is based on amounts held as of each quarter-end throughout the fiscal year.

B.

Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.

Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2019-2021) or expected to be taken on the Fund’s 2022 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.

Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage- backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.

Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and

NOTES TO FINANCIAL STATEMENTS — continued

capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2022 and 2021 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2022	$ 10,167,036	$ —	$ 2,032,765	$ 12,199,801
FY 2021	$ 10,586,870	$ —	$ 3,251,566	$ 13,838,436

At March 31, 2022, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss	Net Unrealized Appreciation
$3,094,924	$9,784	$645,037	$(307,859)	$2,747,962

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2022, there were no capital loss carryforwards.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2022, the Fund elected to defer short-term capital losses of $307,859.

At March 31, 2022, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$208,471,557	$12,733,538	$(9,985,576)	$2,747,962

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2022:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$62,417,559	$59,039,419
Other Investment Securities	$52,509,880	$61,426,339

Note 3 – Capital Stock – At March 31, 2022, there were an unlimited number of shares of beneficial interest

($0.01 par value) authorized, with 10,713,411 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation – INA serves as investment adviser to the Fund. The Adviser is entitled to a monthly investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets and 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000. The ‘‘Managed Assets’’ of the Fund shall be defined as the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes.

BNY Mellon Investment Servicing (US) Inc. (‘‘BNY Mellon’’), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. Computershare Investor Services (‘‘Computershare’’) is the contractual Transfer Agent to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (‘‘Insight’’), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2022 was $141,500. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers on the Statement of Operations receives compensation from the Fund.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the ‘‘Plan’’), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the ‘‘Valuation Date’’) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2022 the Fund had issued 3,376 shares under this Plan.

Note 6 – Committed Facility Agreement – On November 19, 2021, the Fund entered into a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International, under which the Fund may

NOTES TO FINANCIAL STATEMENTS — continued

borrow up to $125,000,000 on a revolving basis. The credit facility is secured by certain assets of the Fund in amounts required by the Credit Agreement, which are maintained in a segregated account by the Fund Custodian. As of March 31, 2022, $5,000,000 has been drawn by the Fund from the facility and was the maximum amount outstanding during the year. All borrowings under the Credit Agreement constitute financial leverage. The Credit Agreement contains customary representations, warranties, covenants, and default provisions. The Fund is charged interest based on the Overnight Bank Funding Rate plus (i) 72 basis points (in respect of investment grade corporate bonds and US Government Securities), or (ii) 92 basis points (in respect of other securities). The Fund is at all times subject to the asset coverage requirements imposed by the Investment Company Act. For the year ended March 31, 2022, the average daily loan balance outstanding was $5,000,000, at a weighted average interest rate of 1.32%. With respect to these borrowings, interest expense of $2,383 is included in the Statement of Operations and line of credit interest payable of $2,383 is included in the Statement of Assets and Liabilities.

Note 7 – Principal Risks – An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

NOTES TO FINANCIAL STATEMENTS — continued

Coronavirus and Pandemic risk. An outbreak of respiratory disease caused by a novel coronavirus, first detected in China in December 2019 and its subsequent spread internationally, has resulted in border restrictions, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, work-flow operations and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including Fund service providers) and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Derivatives risk. The Fund may utilize a variety of derivative instruments. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. In addition, derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued valuation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect Fund performance. For example, the coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and

NOTES TO FINANCIAL STATEMENTS — continued

pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.

ETF and other investment company risk. To the extent the Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Fund invests in an ETF or other investment company, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the Fund.

Foreign investment risk. To the extent the Fund invests in foreign securities, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

High yield securities risk. High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Leverage risk. The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and

NOTES TO FINANCIAL STATEMENTS — continued

therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Management risk. The investment process used by the Fund’s portfolio managers could fail to achieve the Fund’s investment goal and cause your fund investment to lose value.

Market risk. The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

Risk of market price discount from net asset value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as ‘‘trading at a discount.’’ This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Note 8 – Regulatory Updates – In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a

NOTES TO FINANCIAL STATEMENTS — continued

change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Note 9 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

On April 13, 2022, the Fund paid off the outstanding loan balance and the accrued interest of $5,004,218. Refer to Note 6 to the Fund’s financial statements in this Annual Report for additional information on the Credit Agreement.

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table is based on the investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2021 to March 31, 2022).

Actual expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invest to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the second line in the table is useful for comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 01, 2021	Ending Account Value March 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000
Insight Select Income Fund
Actual	$1,000.00	$930.80	0.89%	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.89%	$4.48

SHAREHOLDER INFORMATION (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes that occurred during the prior fiscal year. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of information regarding the Fund (unaudited)

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date.

The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund’s investment objective may be changed by the Board of Trustees of the Fund without shareholder approval. There can be no assurance that the Fund will achieve its objective.

Principal Investment Strategies and Policies

There have been no material changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure that have not been approved by shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in debt securities (the “80% Policy”). Seventy-five percent of the Fund’s Managed Assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•

debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by a nationally recognized statistical ratings organization, such as Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•

short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;

•	obligations of the United States Government, its agencies or instrumentalities; and

•	bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

“Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio. The Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.

SHAREHOLDER INFORMATION (Unaudited) — continued

Fixed-income securities rated below Baa/BBB are considered below investment grade (“high yield” or “junk” bonds). All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

From time to time, the Fund may also purchase futures contracts, including interest rate futures, (“futures contracts”) and related options thereon, to hedge the Funds interest rate risk and/or duration risk. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

It is anticipated that the Fund will establish a credit facility secured by the Fund’s assets from which the Fund will be able to borrow money to be invested pursuant to the Fund’s investment strategy. The Fund is permitted to borrow up to the limit permitted under the 1940 Act.

The Fund focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment. In constructing the Fund’s portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection. The fund’s Adviser seeks to identify investment opportunities for the Fund based on its evaluation of the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. The Adviser may supplement its internal research with external, third-party credit research and related credit tools.

The Fund’s average duration is expected to be near the duration of the Bloomberg U.S. Credit Index which is the Fund’s benchmark. On March 31, 2022, the Fund’s duration was 7.51 years and the duration of the Fund’s benchmark was 7.93 years. The Adviser expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The type of fixed-income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures, convertible securities, preferred stock and corporate commercial paper; issued by U.S. and non-U.S. corporations and other entities, such as master limited partnerships; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) bank loans, including participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and

SHAREHOLDER INFORMATION (Unaudited) — continued

(xiii) obligations of international agencies or supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Fund’s 80% policy set forth above may be changed upon 60 days written notice to shareholders.

When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

Investment Restrictions

The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund’s Board. The Fund’s fundamental investment policies may be changed only with the approval of the holders of a “majority of the Fund’s outstanding voting securities,’’ which, as used in this prospectus, means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares. Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. The Fund’s fundamental policies are set forth below.

1.	The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.	The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.

The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4.

The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.

The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.

The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7.

The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The foregoing policies are fundamental and may not be changed without shareholder approval.

SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund’s policies which are not deemed fundamental and which may be changed by the Board without shareholder approval are set forth below:

1.	The Fund will not invest in companies for the purpose of exercising control or management.

2.

The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

3.

The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”). The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

4.

The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

Principal Risks

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

For a discussion of the principal risk factors associated with an investment in the Fund, refer to Note 7 to the Fund’s financial statements in this Annual Report.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age[1]	Position Held With Fund	Principal Occupation During the Past 5 Years	Number or Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

W. Thacher Brown Born: December 1947	Trustee, Board Chairperson	Retired	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988.	None.

Ellen D. Harvey Born: February 1954	Trustee	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management from September 2008 to June 2018.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010.	Director, Aetos Capital Funds (3 portfolios).

Thomas E. Spock Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2013.	None.

Suzanne P. Welsh Born: March 1953	Trustee	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008.	None.

Gautam Khanna[2] Born: October 1969	President	Senior Portfolio Manager, Insight North America LLC and its predecessor firms since 2003.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

James DiChiaro[2] Born: November 1976	Vice President	Senior Portfolio Manager, Insight North America LLC and its predecessor firms since 1999.	N/A.	Shall serve until death, resignation, or removal. Officer since 2019.	N/A.

Thomas E. Stabile[2] Born: March 1974	Treasurer and Vice President	Head of Operations, Insight North America LLC since January 2015.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

SHAREHOLDER INFORMATION (Unaudited) — continued

Name, Address and Age[1]	Position Held With Fund	Principal Occupation During the Past 5 Years	Number or Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Seth Gelman[2] Born: August 1975	Secretary and Chief Compliance Officer	Chief Compliance Officer, Insight North America LLC since October 2017. Chief Compliance Officer, Insight Investment International Limited since October 2017. Chief Compliance Officer, Brookfield Investment Management, Inc. from May 2009 to October 2017. Chief Compliance Officer, Brookfield Investment Funds from May 2009 to October 2017.	N/A.	Shall serve until death, resignation, or removal. Officer since January 2019.	N/A.

[1]

The business address of each Trustee and Officer is c/o Insight Investment, 200 Park Avenue, New York, NY 10166. Additional information can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1- 866-333-6685 and is also available on the Company’s website at www.insightinvestment-.com.

[2]

Denotes an officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Khanna, DiChiaro, Stabile, and Gelman are “interested persons” by virtue of being employees of the Fund’s Adviser. Additional information about the Trustees is included in the Fund’s prospectus. On May 6, 2021, the Board of Trustees of the Fund appointed Gautam Khanna as President of the Fund, succeeding Clifford Corso.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2022 was 1.42%.

For the year ended March 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.20% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2023.

For the fiscal year ended March 31, 2022, the Fund designated long-term capital gains of $2,032,765.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Computershare Investor Services acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus this brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

SHAREHOLDER INFORMATION (Unaudited) — continued

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare Investor Services, PO Box 505000, Lou-isville, KY 40233-5000.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Treasurer required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

Computershare Investor Services

PO Box 505000, Louisville, KY 40233-5000, or call 1-866-333-6685

T   R   U   S   T   E   E    S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R    S

GAUTAM KHANNA

President

JAMES DICHIARO

Vice President

THOMAS E. STABILE

Treasurer and Vice President

SETH GELMAN

Secretary and Chief Compliance Officer

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E    R    A   G   E   N   T

COMPUTERSHARE INVESTOR SERVICES

PO Box 505000,

Louisville, KY 40233-5000

866-333-6685

C   O   U   N   S   E   L

TROUTMAN PEPPER HAMILTON SANDERS LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N    D   E   N   T    R   E   G   I   S   T   E   R    E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

50 SOUTH 16TH STREET

SUITE 2900

PHILADELPHIA, PA 19102

Insight Select Income Fund

Annual Report

March 31, 2022

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-866-333-6685. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

A copy of the registrant’s Code of Ethics is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other members of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,000 and $22,000 for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 and $3,000 for the fiscal years ended March 31, 2022 and March 31, 2021, respectively. The audit related fees relate to the 17f-2 custody audits required under the Investment Company Act of 1940, as amended.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 and $3,500 for the fiscal years ended March 31, 2022 and March 31, 2021, respectively. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	All of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

(h)	Not applicable.

(i)

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: W. Thacher Brown, Ellen D. Harvey, Thomas E. Spock and Suzanne P. Welsh, constituting the entire board.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser (Insight North America LLC or “Insight” or the “Adviser”).

As a fixed income investment manager, Insight votes proxies for client securities on a relatively infrequent basis. Insight has adopted a proxy voting policy where it has been granted authority to vote such proxies and to ensure that proxies are voted in the best interest of each client. More frequently, Insight votes or consents to corporate actions, including tenders, exchanges, amendments, and restructurings which relate to individual fixed income holdings of client accounts. Determinations on voting of consents to these matters tend to be driven primarily by the Company’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Voting Policy

We routinely vote on behalf of our clients with regard to the companies in which they have a shareholding. Insight retains the services of Manifest Information Services (Manifest) for the provision of proxy voting services and votes at all meetings where it is deemed appropriate and responsible to do so. Manifest analyse any resolution against Insight specific voting policy templates which will determine the direction of the vote. Where contentious issues are identified these are escalated to Insight for further review and direction. With regard to voting, the conflicts of interest policy is that Insight will always seek to act in the best interests of its clients when casting proxy votes on their behalf. Where Bank of New York Mellon, Insight or the clients themselves have business relationships with investee companies, these will be disregarded by Insight in making its proxy voting decisions.

Generally, our IMAs provide us with the authority to vote proxies on equity securities for our client accounts subject to any specific instructions from the client.

On an annual basis, Insight publishes a report titled ‘Putting Principles into Practice’, available on our website at https://www.insightinvestment.com/globalassets/documents/us-redesign-documents/responsible-investment-reports/ us-proxy-voting-policy-2022.pdf, which includes a description on how we have exercised voting powers.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1)	Portfolio Management Team:
Gautam Khanna, CPA, CFA
Senior Portfolio Manager, Insight North America LLC
May 2003 - Present
Lead Portfolio Manager responsible for day-to-day management of portfolio

James DiChiaro
Senior Portfolio Manager, Insight North America LLC
September 1999 - Present
Portfolio Manager responsible for management of portfolio

(2)

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Adviser currently does not manage any performance-based fee accounts.

	As of March 31, 2022
	Number of Accounts	Total Assets of Accounts
		(in millions)
Gautam Khanna, CPA, CFA
Registered Investment Companies	3	$3,563.0
Other Pooled Investments	-	-
Other Accounts	69	$14,573.0
James DiChiaro
Registered Investment Companies	3	$3,563.0
Other Pooled Investments	-	-
Other Accounts	69	$14,573.0

Potential Conflicts of Interests

Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)

All employees of the Adviser, including the portfolio managers, are eligible to receive a variable component of pay in addition to their fixed compensation. The variable component is a combination of cash and Long Term Incentive Plan (LTIP) shares and is determined based on each individual’s performance rating in addition to the overall performance of the Adviser. The LTIP shares typically vest on a three-year schedule, with the aim of aligning each individual’s rewards with the success of the business.

Performance management and compensation are formally linked. Everyone participates in mid-year reviews which incorporate 360 degree feedback and an assessment of performance against objectives, as well as a formal end of year review. At that review, a performance rating is also agreed which is then a key factor in determining compensation. For investment professionals, investment performance is an important, but not the only, factor.

(a)(4)	The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of March 31, 2022:

Dollar range of Equity
Securities in Fund (1)

Gautam Khanna	$10,001 to $50,000
James DiChiaro	NONE
(1) Dollar ranges are as follows: None, $1- $10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001- $1,000,000 or over $1,000,000.

(b)	N/A- filing is an annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Insight Select Income Fund

By (Signature and Title)*	/s/ Gautam Khanna
Gautam Khanna, President
(Principal Executive Officer)

Date	May 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gautam Khanna
Gautam Khanna, President
(Principal Executive Officer)

Date	May 16, 2022

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(Principal Financial Officer)

Date	May 16, 2022